UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2008
COREL CORPORATION
(Exact name of Registrant as specified in its Charter)

CANADA (State or other Jurisdiction) of Incorporation)	000-20562 (Commission File Number)	98-0407194 (IRS Employer Identification No.)
1600 Carling Avenue
Ottawa, Ontario
Canada
K1Z 8R7
(613) 728-0826
(Address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
David Dobson’s departure as a Director of the Corel Corporation (the “Company”) took effect on June 30, 2008, as did Mr. Dobson’s departure as Chief Executive Officer. There were no disagreements between Mr. Dobson and the Company on any matter relating to the Company’s operations, policies or practices. The Company previously announced on April 21, 2008, the pending departure of Mr. Dobson as Chief Executive Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: July 2, 2008

COREL CORPORATION
By:	/s/ Christopher DiFrancesco
	Name:	Christopher DiFrancesco
	Title:	Senior Vice President, Legal, General Counsel and Secretary